Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG GW&K Global Allocation Fund

AMG GW&K Enhanced Core Bond ESG Fund

Supplement dated September 1, 2021 to the Statutory Prospectus, dated May 1, 2021, as supplemented August 24, 2021, and Statement of Additional Information, dated May 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Global Allocation Fund and AMG GW&K Enhanced Core Bond ESG Fund, each a series of AMG Funds II (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Statutory Prospectus and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, the address of each of AMG Funds II, AMG Funds LLC, the investment manager of the Funds, and AMG Distributors, Inc., the distributor of the Funds, has changed to 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Accordingly, all references to the address of AMG Funds II, AMG Funds LLC and AMG Distributors, Inc. in the Statutory Prospectus and SAI are hereby revised to refer to 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE